                                                               Exhibit 99.(h)(1)

          EATON VANCE TAX-MANAGED GLOBAL DIVERSIFIED EQUITY INCOME FUND

              ________________ Common Shares of Beneficial Interest
                               $20.00 per Share

                         FORM OF UNDERWRITING AGREEMENT

Dated: [___________], 2007

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1.  Representations and Warranties...............................      3
SECTION 2.  Sale and Delivery to Underwriters; Closing...................     13
SECTION 3.  Covenants of the Fund and the Advisers.......................     14
SECTION 4.  Payment of Expenses..........................................     17
SECTION 5.  Conditions of Underwriters' Obligations......................     18
SECTION 6.  Indemnification..............................................     22
SECTION 7.  Contribution.................................................     25
SECTION 8.  Representations, Warranties and Agreements to
            Survive Delivery.............................................     26
SECTION 9.  Termination of Agreement.....................................     26
SECTION 10. Default by One or More of the Underwriters...................     27
SECTION 11. Notices......................................................     28
SECTION 12. Parties......................................................     28
SECTION 13. GOVERNING LAW AND TIME.......................................     28
SECTION 14. Effect of Headings...........................................     28
SECTION 15. Definitions..................................................     28
SECTION 16. Absence of Fiduciary Relationship............................     30
SECTION 17. Disclaimer of Liability of Trustees and Beneficiaries........     31

                                    EXHIBITS

Exhibit A - Initial Securities to be Sold
Exhibit B - Form of Opinion of Fund Counsel
Exhibit C - Form of Opinion of Adviser Counsel
Exhibit D - Form of Opinion of Subadviser Counsel
Exhibit E - Price-Related Information

          EATON VANCE TAX-MANAGED GLOBAL DIVERSIFIED EQUITY INCOME FUND

               _____________ Common Shares of Beneficial Interest

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                              [__________], 2007

Wachovia Capital Markets, LLC
Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
UBS Securities LLC
A.G. Edwards & Sons, Inc.
Robert W. Baird & Co.
Banc of America Securities LLC
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.
Crowell, Weedon & Co.
Ferris, Baker Watts, Incorporated
H&R Block Financial Advisors, Inc.
J.J.B. Hilliard, W.L. Lyons, Inc.
Janney Montgomery Scott LLC
Oppenheimer & Co. Inc.
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
Ryan Beck & Co., Inc.
Southwest Securities, Inc.
Stifel, Nicolaus & Company, Incorporated
SunTrust Capital Markets, Inc.
Wedbush Morgan Securities Inc.
Wells Fargo Securities, LLC

As Representatives of the several Underwriters
c/o Wachovia Capital Markets, LLC
375 Park Avenue
New York, New York 10152

Ladies and Gentlemen:

     Eaton Vance Tax-Managed Global Diversified Equity Income Fund, an unincorporated Massachusetts business trust (the "Fund"), Eaton Vance Management, an unincorporated Massachusetts business trust (the "Adviser"), and Rampart Investment Management Company, Inc., a Massachusetts corporation (the "Subadviser" and together with the Adviser, the "Advisers"), confirm their respective agreements with Wachovia Capital Markets, LLC ("Wachovia") and each of the other Underwriters named in Exhibit A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Wachovia, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS

Securities LLC and A.G. Edwards & Sons, Inc. are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Fund of a total of _________ common shares of beneficial interest, par value $.01 per share (the "Initial Securities"), and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of Initial Securities set forth in said Exhibit A hereto, and with respect to the grant by the Fund to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of ________ additional common shares of beneficial interest to cover over-allotments, if any. The Initial Securities to be purchased by the Underwriters and all or any part of the _______ common shares of beneficial interest subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities." Certain terms used in this Agreement are defined in Section 15 hereof.

     The Fund understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     The Fund has entered into (i) an Investment Advisory Agreement with the Adviser dated as of January 16, 2007, (ii) an Administration Agreement with the Adviser dated as of January 16, 2007, (iii) a Letter Agreement, dated as of January 16, 2007, whereby the Fund adopts and agrees to become party to that certain Master Custodian Agreement with Investors Bank & Trust Company and (iv) a Transfer Agency and Services Agreement with American Stock Transfer & Trust Company dated as of February __, 2007, and such agreements are herein referred to as the "Advisory Agreement," the "Administration Agreement", the "Custodian Agreement" and the "Transfer Agency Agreement" respectively, and collectively as the "Fund Agreements."

     The Adviser has entered into a Sub-Advisory Agreement with the Subadviser, dated as of January 16, 2007, and such agreement is herein referred to as the "Sub-Advisory Agreement." The Adviser has also entered into a Structuring Fee Agreement with Wachovia, dated as of February __, a Structuring Fee Agreement with Citigroup Global Markets Inc., dated as of February __, a Structuring Fee Agreement with Morgan Stanley & Co. Incorporated, dated as of February __ and a Structuring Fee Agreement with UBS Securities LLC, dated as of February __, and such agreements are herein referred to as the "Structuring Fee Agreements," an Additional Compensation Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated as of February __ and an Additional Compensation Agreement with A.G. Edwards & Sons, Inc., dated as of February __, and such agreements are herein referred to as the "Additional Compensation Agreements." In addition, the Fund has adopted a dividend reinvestment plan pursuant to which holders of common shares of beneficial interest shall have their dividends automatically reinvested in additional common shares of beneficial interest of the Fund unless they elect to receive such dividends in cash, and such plan is herein referred to as "Dividend Reinvestment Plan."

     The Fund has prepared and filed with the Commission a registration statement (file numbers 333-138318 and 811-21973) on Form N-2, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), for registration under the Act and the 1940 Act of the offering and sale of the Securities. The Fund may have filed one or more amendments thereto, including a related preliminary prospectus

(including the statement of additional information incorporated by reference therein), each of which has previously been furnished to you.

     The Fund will next file with the Commission one of the following: either
(1) prior to the effective date of the registration statement, a further amendment to the registration statement (including the form of final prospectus (including the statement of additional information incorporated by reference therein)) or (2) after the effective date of the registration statement, a final prospectus (including the statement of additional information incorporated by reference therein) in accordance with Rules 430A and 497. In the case of clause
(2), the Fund has included or incorporated by reference in the Registration Statement, as amended at the effective date, all information (other than Rule 430A Information) required by the 1933 Act and the 1940 Act and the Rules and Regulations to be included in the registration statement and the Prospectus. As filed, such amendment and form of final prospectus (including the statement of additional information incorporated by reference therein), or such final prospectus (including the statement of additional information incorporated by reference therein), shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Applicable Time or, to the extent not completed at the Applicable Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus) as the Fund has advised you, prior to the Applicable Time, will be included or made therein.

     SECTION 1. Representations and Warranties.

     (a) Representations and Warranties by the Fund and the Advisers. The Fund and the Advisers, jointly and severally, represent and warrant to each Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Date referred to in Section 2(c) hereof, and as of each Option Closing Date (if any) referred to in Section 2(b) hereof, and agree with each Underwriter, as follows:

          (1) Compliance with Registration Requirements. The Securities have been duly registered under the 1933 Act and the 1940 Act pursuant to the Registration Statement. Each of the Initial Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and the 1940 Act, and no stop order suspending the effectiveness of the Initial Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act or the 1940 Act, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Fund or the Advisers, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Preliminary Prospectus and the Prospectus complied when filed with the Commission in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations, and the Preliminary Prospectus and the Prospectus and any amendments or supplements thereto delivered to the Underwriters for use in connection with the offering of the Securities was identical to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          At the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became or become effective and at the Closing Date (and, if any Option Securities are purchased, at the applicable Option Closing Date), the Initial Registration Statement, any Rule 462(b) Registration Statement will, and the 1940 Act Notification when originally filed with the Commission and any amendments and supplements thereto did or will, comply in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, as of its date, at the Closing Date (and, if any Option Securities are purchased, at the applicable Option Closing Date), and at any time when a prospectus is required by applicable law to be delivered in connection with sales of Securities, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Preliminary Prospectus and the information included on Exhibit E hereto, all considered together (collectively, the "General Disclosure Package") did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund makes no representations or warranties as to the information contained in or omitted from the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of any Underwriter specifically for inclusion therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(c) hereof.

          The Fund's registration statement on Form 8-A under the 1934 Act is effective.

          (2) Independent Accountants. Deloitte & Touche LLP who certified and audited the financial statements and supporting schedules included in the Registration Statement, the Preliminary Prospectus and the Prospectus are independent public accountants as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

          (3) Financial Statements. The financial statements of the Fund included in the Registration Statement, the Preliminary Prospectus and the Prospectus, together with the related schedules (if any) and notes, present fairly the financial position of the Fund at the dates indicated and the results of operations and cash flows of the Fund for the periods specified; and all such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved and comply in all material respects with all applicable accounting requirements under the 1933 Act, the 1940 Act and the Rules and Regulations. The supporting schedules, if any, included in the Registration Statement present fairly, in accordance with GAAP, the information required to be stated therein, and the other financial and statistical information and data included in the Registration Statement, the Preliminary Prospectus and the Prospectus are accurately derived from such financial statements and the books and records of the Fund.

          (4) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Preliminary Prospectus and the Prospectus, except as otherwise stated therein, (A) there has been no Fund Material Adverse Effect and (B) there have been no transactions entered into by the Fund which are material with respect to the Fund other than those in the ordinary course of its business as described in the Preliminary Prospectus and the Prospectus.

          (5) Legal Existence of the Fund. The Fund has been duly formed and is validly existing as an unincorporated business trust under the laws of The Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, and to enter into and perform its obligations under this Agreement and the Fund Agreements; and the Fund is duly qualified to do business as a foreign trust under the laws of each jurisdiction which requires such qualification.

          (6) No Subsidiaries. The Fund has no subsidiaries.

          (7) Investment Company Status. The Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company under the 1940 Act, the Rules and Regulations and the 1940 Act Notification has become effective. The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement.

          (8) Officers and Trustees. No person is serving or acting as an officer, trustee or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the Rules and Regulations and the Advisers Act. Except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, no trustee of the Fund is (A) an "interested person" (as defined in the 1940 Act) of the Fund or (B) an "affiliated person" (as defined in the 1940 Act) of any Underwriter. For purposes of this Section 1(a)(8), the Fund and the Advisers shall be entitled to rely on representations from such officers and trustees.

          (9) Capitalization. The authorized, issued and outstanding common shares of beneficial interest of the Fund are as set forth in the Preliminary Prospectus and in the Prospectus. All issued and outstanding common shares of beneficial interest of the Fund have been duly authorized and validly issued and are fully paid and non-assessable, except that, as set forth in the Registration Statement and the Prospectus, shareholders of a Massachusetts business trust may under certain circumstances be held personally liable for its obligations and have been offered and sold or exchanged by the Fund in compliance with all applicable laws (including, without limitation, federal and state securities laws); none of the outstanding common shares of beneficial interest of the Fund was issued in violation of the preemptive or other similar rights of any security holder of the Fund; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable, except that, as set forth in the Registration Statement and the Prospectus, shareholders of a Massachusetts business trust may under certain circumstances be held personally liable for its obligations; the certificates for the Securities are in valid and sufficient form;

          (10) Power and Authority. The Fund has full power and authority to enter into this Agreement and the Fund Agreements; the execution and delivery of, and the performance by the Fund of its obligations under this Agreement and the Fund Agreements have been duly and validly authorized by the Fund; the Sub-Advisory Agreement has been duly and validly authorized by the Fund; this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

          (11) Agreements' Compliance with Law. This Agreement, each of the Fund Agreements and the Sub-Advisory Agreement complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

          (12) Absence of Defaults and Conflicts. The Fund is not (i) in violation of its Declaration of Trust or bylaws, (ii) in breach or default in the performance of the terms of any indenture, contract, lease, mortgage, declaration of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any foreign securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Fund.

          (13) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Fund, threatened, against or affecting the Fund which is required to be disclosed in the Preliminary Prospectus and Prospectus (other than as disclosed therein), or that could reasonably be expected to result in a Fund Material Adverse Effect, or that could reasonably be expected to materially and adversely affect the properties or assets of the Fund or the consummation of the transactions contemplated in this Agreement or the performance by the Fund of its obligations under this Agreement or the Fund Agreements; the aggregate of all pending legal or governmental proceedings to which the Fund is a party or of which any of its property or assets is the subject which are not described in the Preliminary Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Fund Material Adverse Effect.

          (14) Accuracy of Descriptions and Exhibits. The statements set forth under the headings "Description of Capital Structure " in the Preliminary Prospectus and the Prospectus, and "Anti-Takeover Provisions in the Agreement and Declaration of Trust" and "Federal Income Tax Matters" in the Preliminary Prospectus, the Prospectus and Statement of Additional Information, insofar as such statements purport to summarize certain provisions of the 1940 Act, Massachusetts law, the common shares or the Fund's Declaration of Trust, United States federal income tax law and regulations or legal conclusions with respect thereto, fairly and accurately summarize such provisions in all material respects; all descriptions in the Registration Statement, the Preliminary Prospectus and the Prospectus of any Fund documents are accurate in all material respects; and there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments or agreements required to be described or referred to in the Registration Statement, the Preliminary Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations which have not been so described and filed as required.

          (15) Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, and (B) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by the Fund of its obligations under this Agreement or the Fund Agreements, for the offering, issuance, sale or delivery of the Securities hereunder, or for the consummation of any of the other transactions contemplated by this Agreement or the Fund Agreements, in each case on the terms contemplated by the Registration Statement, the Preliminary Prospectus and the Prospectus, except such as have been already obtained and under the 1933 Act, the 1940 Act, the Rules and Regulations, the rules and regulations of the NASD and the NYSE and such as may be required under state securities laws.

          (16) Non-Contravention. Neither the execution, delivery or performance of this Agreement, the Fund Agreements nor the consummation by the Fund of the transactions herein or therein contemplated (i) conflicts or will conflict with or constitutes or will constitute a breach of the Declaration of Trust or bylaws of the Fund, (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or (iii) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which the Fund is a party or by which the Fund may be bound or to which any of the property or assets of the Fund is subject.

          (17) Possession of Licenses and Permits. The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits"), if any, as are necessary to own its property and to conduct its business in the manner described in the

     Preliminary Prospectus and the Prospectus; the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Preliminary Prospectus and the Prospectus; and, except as described in the Preliminary Prospectus and the Prospectus, none of such permits contains any restriction that is materially burdensome to the Fund.

          (18) Distribution of Offering Material. The Fund has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Preliminary Prospectus, the Prospectus, the sales material or other materials permitted by the Act, the 1940 Act or the Rules and Regulations.

          (19) Absence of Registration Rights. There are no persons with registration rights or other similar rights to have any securities (debt or equity) (A) registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement or (B) otherwise registered by the Fund under the 1933 Act or the 1940 Act. There are no persons with tag-along rights or other similar rights to have any securities (debt or equity) included in the offering contemplated by this Agreement or sold in connection with the sale of Securities by the Fund pursuant to this Agreement.

          (20) NYSE. The Securities are duly listed and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the NYSE.

          (21) NASD Matters. All of the information provided to the Underwriters or to counsel for the Underwriters by the Fund, its officers and Trustees in connection with letters, filings or other supplemental information provided to NASD Regulation Inc. pursuant to the NASD's conduct rules is, to the knowledge of the Fund and the Advisers, true, complete and correct.

          (22) Tax Returns. The Fund has filed all tax returns that are required to be filed and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, have a Fund Material Adverse Effect.

          (23) Subchapter M. The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company under the Code and intends to direct the investment of the net proceeds of the offering of the Securities in such a manner as to comply with the requirements of Subchapter M of the Code.

          (24) Insurance. The Fund's trustees and officers/errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the 1940 Act Rules and Regulations are in full force and effect; the Fund is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Fund under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Fund has not been refused any insurance coverage sought or applied for; and the Fund has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Fund Material Adverse Effect, except as set forth in or contemplated in the Preliminary Prospectus and Prospectus (exclusive of any supplement thereto).

          (25) Accounting Controls and Disclosure Controls. The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorizations and with the investment objectives, policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Code; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability to calculate net asset value and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Fund employs "disclosure controls and procedures" (as such term is defined in Rule 30a-3 under the 1940 Act); such disclosure controls and procedures are effective.

          (26) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Fund or any of the Fund's trustees or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith, including Sections 302 and 906 related to certifications.

          (27) Fund Compliance Policies and Procedures. The Fund has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) by the Fund, including policies and procedures that provide oversight of compliance for each investment adviser, administrator and transfer agent of the Fund.

          (28) Absence of Manipulation. The Fund has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security issued by the Fund to facilitate the sale or resale of the Securities, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund, other than such actions as taken by the Underwriters that are affiliates of the Fund, so long as such actions are in compliance with all applicable law.

          (29) Statistical, Demographic or Market-Related Data. Any statistical, demographic or market-related data included in the Registration Statement, the Preliminary Prospectus or the Prospectus is based on or derived from sources that the Fund believes to be reliable and accurate and all such data included in the Registration Statement, the Preliminary Prospectus or the Prospectus accurately reflects the materials upon which it is based or from which it was derived.

          (30) Advertisements. All advertising, sales literature or other promotional material (including "prospectus wrappers", "broker kits", "road show slides" and "road show scripts"), whether in printed or electronic form, authorized in writing by or prepared by or at the direction of the Fund or the Advisers for use in connection with the offering and sale of the Securities (collectively, "sales material") complied and comply in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and if required to be filed with the NASD under the NASD's conduct rules were provided to Simpson Thacher & Bartlett LLP, counsel for the Underwriters, for filing. No sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (b) Representations and Warranties by the Advisers. Each of the Adviser and the Subadviser, severally as to itself only and not jointly or as to any other party, represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Date and as of each Option Closing Date (if any), and agrees with each Underwriter, as follows:

          (1) Investment Adviser Status. Such Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Advisory Agreement, the Administration Agreement, the Sub-Advisory Agreement, the Structuring Fee Agreements or the Additional Compensation Agreements to which it is a party, as contemplated by the Preliminary Prospectus and the Prospectus.

          (2) Capitalization. Such Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Preliminary Prospectus and the Prospectus and under this Agreement, the Advisory Agreement, the Administration Agreement, the Sub-Advisory Agreement, the Structuring Fee Agreements or the Additional Compensation Agreements to which it is a party.

          (3) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Preliminary Prospectus and the Prospectus, except as otherwise stated therein, (A) there has been no Adviser Material Adverse Effect and (B) there have been no transactions entered into by such Adviser which are material with respect to such Adviser other than those in the ordinary course of its business as described in the Preliminary Prospectus and the Prospectus.

          (4) Legal Existence of the Adviser and the Sub-Adviser. Such Adviser has been duly formed and is validly existing as an unincorporated business trust under the laws of The Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, and is duly qualified to do business under the laws of each jurisdiction which requires such qualification.

          Such Sub-Adviser has been duly incorporated and is validly existing in good standing as a corporation under the laws of The Commonwealth of Massachusetts, with full power and authority to own, lease and operate their properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification.

          (5) Power and Authority. Such Adviser has full power and authority to enter into this Agreement, the Advisory Agreement, the Administration Agreement, the Sub-Advisory Agreement, the Structuring Fee Agreements and the Additional Compensation Agreements to which such Adviser is a party; the execution and delivery of, and the performance by such Adviser of its obligations under this Agreement, the Advisory Agreement, the Sub-Advisory Agreement, the Structuring Fee Agreements and the Additional Compensation Agreements to which it is a party have been duly executed and delivered by such Adviser constitute the valid and legally binding agreements of such Adviser, enforceable against such Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of such Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

          (6) Description of the Advisers. The description of such Adviser and its business and the statements attributable to such Adviser in the Preliminary Prospectus and Prospectus complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the 1940 Act Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (7) Non-Contravention. Neither the execution, delivery or performance of this Agreement, the Advisory Agreement, the Sub-Advisory Agreement, the Structuring Fee Agreements to which such Adviser is a party nor the consummation by the Fund or such Adviser of the transactions herein or therein contemplated (i) conflicts or will conflict with or constitutes or will constitute a breach of the charter or bylaws of such Adviser, (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which such Adviser is a party or by which it or any of its properties may be bound or (iii) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to such Adviser or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of such Adviser pursuant to the terms of any agreement or instrument to which such Adviser is a party or by which such Adviser may be bound or to which any of the property or assets of such Adviser is subject.

          (8) Agreements' Compliance with Laws. This Agreement, the Advisory Agreement, the Sub-Advisory Agreement, the Structuring Fee Agreements and the Additional Compensation Agreements comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act, and the Advisers Act Rules and Regulations.

          (9) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of such Adviser, threatened, against or affecting such Adviser which is required to be disclosed in the Preliminary Prospectus and Prospectus (other than as disclosed therein), or that could reasonably be expected to result in an Adviser Material Adverse Effect, or that could reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by such Adviser of its obligations under this Agreement, the Advisory Agreement, the Sub-Advisory Agreement, the Structuring Fee Agreements or the Additional Compensation Agrement to which it is a party; the aggregate of all pending legal or governmental proceedings to which such Adviser is a party or of which any of its property or assets is the subject which are not described in the Preliminary Prospectus or the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in an Adviser Material Adverse Effect.

          (10) Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, and (B) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by such Adviser of its obligations under this Agreement, the Advisory Agreement, the Sub-Advisory Agreement, the Structuring Fee Agreements or the Additional Compensation Agreements, except such as have been already obtained under the 1933 Act, the 1940 Act, the Rules and Regulations, the rules and regulations of the NASD and the NYSE and such as may be required under state securities laws.

          (11) Possession of Permits. Such Adviser has such licenses, permits and authorizations of governmental or regulatory authorities ("permits"), if any, as are necessary to own its property and to conduct its business in the manner described in the Preliminary Prospectus and the Prospectus; such Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of such Adviser under any such permit.

          (12) Adviser Compliance Policies and Procedures. Such Adviser has adopted and implemented written policies and procedures under Rule 206(4)-7 of the Advisers Act reasonably designed to prevent violation of the Advisers Act and the Advisers Act Rules by such adviser.

          (13) Absence of Manipulation. Such Adviser has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security issued by the Fund to facilitate the sale or resale of the Securities, and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Adviser, other than such actions as taken by the Underwriters that are affiliates of the Adviser, so long as such actions are in compliance with all applicable law.

     (c) Certificates. Any certificate signed by any officer of the Fund or such Adviser and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Fund or such Adviser, as the case may be, to each Underwriter as to the matters covered thereby.

     SECTION 2. Sale and Delivery to Underwriters; Closing.

     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Fund agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Fund, at a purchase price of $_____ per share, the amount of the Initial Securities set forth opposite such Underwriter's name in Exhibit A hereto. The Fund is advised that the Underwriters intend to (i) make a public offering of their respective portions of the Securities as soon after the Applicable Time as is advisable and
(ii) initially to offer the Securities upon the terms set forth in the Preliminary Prospectus and the Prospectus.

     (b) Option Securities. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to ___________ Option Securities at the same purchase price per share as the Underwriters shall pay for the Initial Securities. Said option may be exercised only to cover over-allotments in the sale of the Initial Securities by the Underwriters. Said option may be exercised in whole or in part at any time and from time to time on or before the 45th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Fund setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Initial Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined.

     (c) Payment. Payment of the purchase price for the Initial Securities, and delivery of the related closing certificates therefor, shall be made at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by the Representatives and the Fund, at 9:00 A.M. (Eastern time) on February __, 2007 (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Fund (such time and date of payment and delivery being herein called "Closing Date").

     In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Fund, on each Option Closing Date as specified in the notice from the Representatives to the Fund.

     Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Fund by Federal Funds wire transfer payable in same-day funds to an account specified by the Fund. Delivery of the Initial Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct. Wachovia, individually and not as Representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Date or the relevant Option Closing Date, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than noon (Eastern time) on the business day prior to the Closing Date or the relevant Option Closing Date, as the case may be.

     SECTION 3. Covenants of the Fund and the Advisers. The Fund and the Advisers, jointly and severally, covenant with each Underwriter as follows:

          (a) Compliance with Securities Regulations and Commission Requests. The Fund, subject to Section 3(a)(ii), will comply with the requirements of Rule 430A and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, or of any examination pursuant to Section 8(e) of the 1940 Act concerning the Registration Statement and
     (v) if the Fund becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Fund will uses its best efforts in connection with the offering of the Securities to prevent the issuance of any stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) Filing of Amendments. The Fund will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act or otherwise, or will furnish the Representatives with copies of any such documents within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

          (c) Delivery of Registration Statements. The Fund has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of Prospectuses. The Fund has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus prepared prior to the date of this Agreement as such Underwriter reasonably requested, and the Fund hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Fund will furnish to each Underwriter, without charge, such number of copies of the documents constituting the General Disclosure Package prepared on or after the date of this Agreement and the Prospectus (and any amendments or supplements thereto) as such Underwriter may reasonably request. The Preliminary Prospectus and the Prospectus and any amendments or supplements thereto furnished to the Underwriters is or will be, as the case may be, identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Continued Compliance with Securities Laws. The Fund will comply with the 1933 Act, the 1940 Act and the Rules and Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities (including, without limitation, pursuant to Rule 172), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Fund, to amend the Registration

     Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act, the 1940 Act or the Rules and Regulations, the Fund will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Fund will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (f) Blue Sky Qualifications. The Fund will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale, to the extent required, under the applicable securities laws of states of the United States, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the date of this Agreement; provided, however, that the Fund shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

          (g) Rule 158. The Fund will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h) Use of Proceeds. The Fund will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

          (i) Reporting Requirements. The Fund, during the period when the Prospectus is required to be delivered under the 1933 Act, the 1940 Act or the Rules and Regulations, will file all documents required to be filed with the Commission pursuant to the 1933 Act, the 1940 Act or the Rules and Regulations within the time periods required by the 1934 Act, the 1940 Act or the Rules and Regulations.

          (j) Subchapter M. The Fund will comply with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

          (k) Absence of Manipulation. The Fund and the Advisers have not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security issued by the Fund to facilitate the sale or resale of the Securities, and the Fund and the Advisers are not aware of any such action taken or to be taken by any affiliates of the Fund or the Advisers, other than such actions as taken by the Underwriters that are affiliates of the Fund or the Advisers, so long as such actions are in compliance with all applicable law.

          (l) Restriction on Sale of Securities. The Fund will not, without the prior written consent of Wachovia Capital Markets, LLC, offer, sell, contract to sell, pledge, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Fund or any affiliate of the Fund or any person in privity with the Fund, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other Securities or any securities convertible into, or exercisable, or exchangeable for, Securities; or publicly announce an intention to effect any such transaction for a period of 180 days following the Execution Time, provided, however, that the Fund may issue and sell Securities pursuant to any dividend reinvestment plan of the Fund in effect at the Execution Time.

     SECTION 4. Payment of Expenses.

     (a) Expenses. The Fund will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the word processing, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities, if any, to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the counsel, accountants and other Advisers to the Fund, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplements thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, the documents constituting the General Disclosure Package, the Prospectus and the 1940 Act Notification, any sales material and any amendments or supplements thereto, (vii) the preparation and delivery to the Underwriters of copies of the Blue Sky Survey and any supplements thereto,
(viii) the fees and expenses of the custodian and the transfer agent and registrar for the Securities pursuant to Fund Agreements or any other arrangements with such parties, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (x) the transportation and other expenses incurred by Fund and Adviser personnel in connection with presentations to prospective purchasers of the Securities, (xi) the fees and expenses incurred in connection with the listing of the Securities on the NYSE and (xii) all other costs and expenses incident to the performance by the Fund of its obligations hereunder. To the extent that the foregoing costs and expenses incidental to the performance of the obligations of the Fund under this Agreement (other than the sales load) exceed $0.04 per share, the Adviser will pay all such costs and expenses.

     (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) or (v) hereof, the Fund and the Advisers, jointly and severally, agree that they shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase the Initial Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Fund and the Advisers contained herein as of the Applicable Time, the Closing Date and any Option Closing Date pursuant to
Section 4 hereof, to the accuracy of the statements of the Fund and the Advisers made in any certificates pursuant to the provisions hereof, to the performance by the Fund and the Advisers of their respective covenants and other obligations hereunder and to the following additional conditions:

          (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at the Closing Date (or the applicable Option Closing Date, as the case may be) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or any notice objecting to its use or order pursuant to Section 8(e) of the 1940 Act shall have been issued and proceedings therefor initiated or, to the knowledge of the Fund, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 497 or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A.

          (b) Opinion of Counsel for Fund. At the Closing Date, the Representatives shall have received the favorable opinion, dated as of the Closing Date, of Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel for the Fund ("Fund Counsel"), in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request. The opinion of Fund Counsel shall state that Simpson Thacher & Bartlett LLP, counsel for the Underwriters, may rely on such opinion as to matters of Massachusetts law for the purposes of rendering its opinion referenced in Section 5(c).

          (c) Opinion of Counsel for Underwriters. At the Closing Date, the Representatives shall have received the favorable opinion, dated as of the Closing Date, of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, in form and substance satisfactory to the Representatives. Insofar as the opinion expressed above relates to or is dependent upon matters governed by Massachusetts, Simpson Thacher & Bartlett LLP will be permitted to rely on the opinion of Fund Counsel.

          (d) Certificate of the Fund. At the Closing Date or the applicable Option Closing Date, as the case may be, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any Fund Material Adverse Effect, and, at the Closing Date, the Representatives shall have received a certificate of the Chairman, the President, the Chief Executive Officer or an Executive Vice President, Senior Vice President, or such other authorized officer as is acceptable to the Underwriters, of the Fund and of the Chief Financial Officer or Chief Accounting Officer, or such other authorized officer as is acceptable to the Underwriters, of the Fund dated as of the Closing Date, to the effect that (i) there has been no such Fund Material Adverse Effect, (ii) the representations and warranties of the Fund in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Fund has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement, and (iv) no stop order suspending the effectiveness of the Registration Statement or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and no proceedings for that purpose have been instituted or are pending or, to their knowledge, are contemplated by the Commission.

          (e) Opinion of Counsel for the Adviser. At the Closing Date, the Representatives shall have received the favorable opinion, dated as of the Closing Date, of Frederick S. Marius, counsel for the Adviser, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (f) Certificate of the Adviser. At the Closing Date or the applicable Option Closing Date, as the case may be, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any Adviser Material Adverse Effect, and, at the Closing Date, the Representatives shall have received a certificate of the Chairman, the President, the Chief Executive Officer or an Executive Vice President, Senior Vice President, or such other authorized officer as is acceptable to the Underwriters, of such Adviser and of the Chief Financial Officer of Chief Accounting Officer, or such other authorized officer as is acceptable to the Underwriters, of such Adviser dated as of the Closing Date, to the effect that (i) there has been no such Adviser Material Adverse Effect,
     (ii) the representations and warranties of such Adviser in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) such Adviser has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement, and (iv) no stop order suspending the effectiveness of the Registration Statement or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, are contemplated by the Commission.

          (g) Opinion of Counsel for the Subadviser. At the Closing Date, the Representatives shall have received the favorable opinion, dated as of the Closing Date, of Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel for the Subadviser.

          (h) Certificate of the Subadviser. At the Closing Date or the applicable Option Closing Date, as the case may be, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any Adviser Material Adverse Effect, and, at the Closing Date, the Representatives shall have received a certificate of the Chairman, the President, the Chief Executive Officer or an Executive Vice President, Senior Vice President, or such other authorized officer as is acceptable to the Underwriters, of the Subadviser and of the Chief Financial Officer of Chief Accounting Officer, or such other authorized officer as is acceptable to the Underwriters, of the Subadviser, dated as of the Closing Date, to the effect that (i) there has been no such Adviser Material Adverse Effect, (ii) the representations and warranties of such Subadviser in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) such Subadviser has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement, and (iv) no stop order suspending the effectiveness of the Registration Statement or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued and no proceedings for that purpose have been instituted or are pending or, to such Subadviser's knowledge, are contemplated by the Commission.

          (i) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP a letter, dated the date of this Agreement and in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information of the Fund contained in the Registration Statement or the Prospectus.

          (j) Bring-down Comfort Letter. At the Closing Date, the Representatives shall have received from Deloitte & Touche LLP a letter, dated as of the Closing Date and in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.

          (k) No Objection. Prior to the date of this Agreement, NASD Regulation Inc. shall have confirmed that it has no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (l) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities on any Option Closing Date that is after the Closing Date, the obligations of the several Underwriters to purchase the applicable Option Securities shall be subject to the conditions specified in the introductory paragraph of this Section 5 and to the further condition that, at the applicable Option Closing Date, the Representatives shall have received:

               (1) Officers' Certificate. A certificate, dated such Option Closing Date, to the effect set forth in, and signed by two of the officers specified in, Section 5(d) hereof, except that the references in such certificate to the Closing Date shall be changed to refer to such Option Closing Date.

               (2) Opinion of Counsel for Fund. The favorable opinion of Fund Counsel in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(b) hereof.

               (3) Opinion of Counsel for Underwriters. The favorable opinion of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(c) hereof.

               (4) Opinion of Counsel for the Adviser. The favorable opinion of Frederick S. Marius, counsel for the Adviser, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(e) hereof.

               (5) Certificate of the Adviser. A certificate, dated such Option Closing Date, to the effect set forth in, and signed by two of the officers specified in, Section 5(f) hereof, except that the references in such certificate to the Closing Date shall be changed to refer to such Option Closing Date.

               (6) Opinion of Counsel for the Subadviser. The favorable opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel for the Subadviser, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(g) hereof.

               (7) Certificate of the Subadviser. A certificate, dated such Option Closing Date, to the effect set forth in, and signed by two of the officers specified in, Section 5(h) hereof, except that the references in such certificate to the Closing Date shall be changed to refer to such Option Closing Date.

               (8) Bring-down Comfort Letter. A letter from Deloitte & Touche LLP, in form and substance satisfactory to the Representatives and dated such

          Option Closing Date, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(j) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Option Closing Date.

          (m) Additional Documents. At the Closing Date and at each Option Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement; and all proceedings taken by the Fund and the Advisers in connection with the issuance and sale of the Securities as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

          (n) Delivery of Documents. The documents required to be delivered by this Section 5 shall be delivered at the office of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, at 425 Lexington Avenue, New York, New York, 10017, on the Closing Date and at each Option Closing Date.

          (o) Termination of Agreement. If any condition specified in this
     Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on an Option Closing Date which is after the Closing Date, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Fund.

     SECTION 6. Indemnification.

     (a) Indemnification by the Fund and the Advisers. The Fund and the Advisers, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any sales material, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(f) below) any such settlement is effected with the written consent of the Fund and the Advisers; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Wachovia), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Fund or the Advisers by any Underwriter through Wachovia expressly for use in the Registration Statement (or any amendment thereto), or in any preliminary prospectus, any sales material, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto).

     (b) Indemnification by the Adviser. The Adviser also agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any statement or communication made by the Adviser or its representatives that constitutes or is alleged to constitute an offer or sale of or prospectus for the Securities other than those made in the Registration Statement (or any amendment thereto), or in any sales material, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), including amounts paid in settlement or investigation to the extent set forth in paragraph (a) above.

     (c) Indemnification by the Underwriters. Each Underwriter severally agrees to indemnify and hold harmless each of the Fund and the Advisers, each of their directors, trustees, members, each of their officers who signed the Registration Statement, and each person, if any, who controls the Fund or the Advisers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus, any sales material, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Fund or the Advisers by such Underwriter through Wachovia expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus, any sales material, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto). The Fund and the Advisers acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting", (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances, (iii) the dollar amounts and percentages in the fifth, sixth and seventh paragraphs relating to underwriter compensation under the NASD Corporate Finance Rules and
(iv) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

     (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected as follows: counsel to the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by Wachovia; counsel to the Fund, its directors, trustees, members, each of its officers who signed the Registration Statement and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Fund; and counsel to each Adviser and each person, if any, who controls such Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by such Adviser. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Fund, each of their directors, trustees, members, each of its officers who signed the Registration Statement and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for each of the Advisers, and the fees and expenses of more than one counsel, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (e) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     (f) Other Agreements with Respect to Indemnification and Contribution. The provisions of this Section 6 and in Section 7 hereof shall not affect any agreements among the Fund and the Advisers with respect to indemnification of each other or contribution between themselves.

     SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Advisers on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Fund and the Advisers on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Fund and the Advisers on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Fund and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Fund and the Advisers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Fund, by the Advisers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Fund, the Advisers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7.

The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each trustees, officer, employee and agent of an Underwriter shall have the same rights to contributions as such Underwriters, and each person who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, each officer of the Fund and the Advisers and each trustee, director or member of the Fund and the Advisers shall have the same rights to contribution as the Fund and the Advisers. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Exhibit A hereto and not joint.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Fund or signed by or on behalf of the Advisers submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Fund, or by or on behalf of the Advisers, and shall survive delivery of the Securities to the Underwriters.

     SECTION 9. Termination of Agreement.

     (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Fund or the Advisers, at any time on or prior to the Closing Date (and, if any Option Securities are to be purchased on an Option Closing Date which occurs after the Closing Date, the Representatives may terminate the obligations of the several Underwriters to purchase such Option Securities, by notice to the Fund, at any time on or prior to such Option Closing Date) (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any Fund Material Adverse Effect or Adviser Material Adverse Effect, or (ii) if there has occurred any material adverse change in the financial markets in the United States, or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or
(iii) if trading in any securities of the Fund has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the NYSE or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, and 12 hereof shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Date or an Option Closing Date to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

          (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Option Closing Date which occurs after the Closing Date, the obligation of the Underwriters to purchase and of the Fund to sell the Option Securities that were to have been purchased and sold on such Option Closing Date, shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of an Option Closing Date which is after the Closing Date, which does not result in a termination of the obligation of the Underwriters to purchase and the Fund to sell the relevant Option Securities, as the case may be, the Representatives shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or

Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10.

     SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at Wachovia Capital Markets, LLC, 375 Park Avenue, New York, New York 10152 Attention: Equity Syndicate; notices to the Fund and the Adviser shall be directed to them at 225 State Street, Boston, Massachusetts 02109, Attention: Alan R. Dynner, Esq., with a copy to Kirkpatrick & Lockhart Preston Gates Ellis LLP, One Lincoln Street, Boston, Massachusetts 02111, Attention: Mark P. Goshko, Esq.; notices to the Subadviser shall be directed to it at Rampart Investment Management Company, Inc., One International Place, 14th Floor, Boston, Massachusetts 02110,
Attention: Ronald Egalka, Esq..

     SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Fund and the Advisers and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Fund and the Advisers and their respective successors and the controlling persons and directors, officers, members and trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Fund and the Advisers and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 14. Effect of Headings. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

     SECTION 15. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

     "Advisers Act" means the Investment Advisers Act of 1940, as amended.

     "Advisers Act Rules and Regulations" means the rules and regulations of the Commission under the Advisers Act.

     "Adviser Material Adverse Effect" means a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Adviser or the Subadviser, as the case may be, whether or not arising in the ordinary course of business.

     "Agreement and Declaration of Trust" means the Declaration of Trust of Eaton Vance Tax-Managed Global Diversified Equity Income Fund dated as of October 30, 2006.

     "Applicable Time" means the date and time that this Agreement is executed and delivered by the parties hereto.

     "Commission" means the Securities and Exchange Commission.

     "EDGAR" means the Commission's Electronic Data Gathering, Analysis and Retrieval System.

     "Fund Material Adverse Effect" means a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business.

     "GAAP" means generally accepted accounting principles.

     "Initial Registration Statement" means the Fund's registration statement (File Nos. 333-138318 and 811-21973) on Form N-2 (including the statement of additional information incorporated by reference therein), as amended (if applicable), at the time it became effective, including the Rule 430A Information.

     "NASD" means the National Association of Securities Dealers, Inc.

     "NYSE" means the New York Stock Exchange.

     "Organizational Documents" means (a) in the case of a corporation, its charter and bylaws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a corporation, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, corporation agreement, membership agreement or other similar agreement; (d) in the case of a trust, its agreement and declaration of trust, certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (e) in the case of any other entity, the organizational and governing documents of such entity.

     "preliminary prospectus" means any prospectus (including the statement of additional information incorporated by reference therein) used in connection with the offering of the Securities that was used before the Initial Registration Statement became effective, or that was used after such effectiveness and prior to the execution and delivery of this Agreement, or that omitted the Rule 430A Information or that was captioned "Subject to Completion".

     "Preliminary Prospectus" shall mean the preliminary prospectus (including the statement of additional information incorporated by reference therein) dated February __, 2007 and any preliminary prospectus (including the statement of additional information incorporated by reference therein) included in the Registration Statement at the Applicable Time that omits Rule 430A Information.

     "Prospectus" shall mean the prospectus (including the statement of additional information incorporated by reference therein) relating to the Securities that is first filed pursuant to Rule 497 after the Applicable Time.

     "Registration Statement" means the Initial Registration Statement; provided that, if a Rule 462(b) Registration Statement is filed with the Commission, then the term "Registration Statement" shall also include such Rule 462(b) Registration Statement.

     "Rule 172," "Rule 497," "Rule 430A," "Rule 433" and "Rule 462(b)" refer to such rules under the 1933 Act.

     "Rule 430A Information" means the information included in the Prospectus that was omitted from the Initial Registration Statement at the time it became effective but that is deemed to be a part of the Initial Registration Statement at the time it became effective pursuant to Rule 430A.

     "Rule 462(b) Registration Statement" means a registration statement filed by the Fund pursuant to Rule 462(b) for the purpose of registering any of the Securities under the 1933 Act, including the Rule 430A Information.

     "Rules and Regulations" means, collectively, the 1933 Act Rules and Regulations and the 1940 Act Rules and Regulations.

     "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof.

     "1933 Act" means the Securities Act of 1933, as amended.

     "1933 Act Rules and Regulations" means the rules and regulations of the Commission under the 1933 Act.

     "1934 Act" means the Securities Exchange Act of 1934, as amended.

     "1934 Act Rules and Regulations" means the rules and regulations of the Commission under the 1934 Act.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "1940 Act Notification" means a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A, as the 1940 Act Notification may be amended from time to time.

     "1940 Act Rules and Regulations" means the rules and regulations of the Commission under the 1940 Act.

     All references in this Agreement to the Registration Statement, the Initial Registration Statement, any Rule 462(b) Registration Statement, any preliminary prospectus, the Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR.

     SECTION 16. Absence of Fiduciary Relationship. Each of the Fund and the Advisers acknowledges and agrees that:

     (a) Each of the Underwriters is acting solely as an underwriter in connection with the public offering of the Securities and no fiduciary, advisory or agency relationship between the Fund or the Advisers, on the one hand, and any of the Underwriters, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not any of the Underwriters have advised or is advising the Fund or the Advisers on other matters and none of the Underwriters has any obligation to the Fund or the Advisers with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

     (b) the public offering price of the Securities and the price to be paid by the Underwriters for the Securities set forth in this Agreement were established by the Fund following discussions and arms-length negotiations with the Representatives;

     (c) it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

     (d) in connection with each transaction contemplated by this Agreement and the process leading to such transactions, each Underwriter is and has been acting solely as principal and not as fiduciary, Adviser or agent of the Fund or the Advisers or any of their respective affiliates;

     (e) none of the Underwriters has provided any legal, accounting, regulatory or tax advice to the Fund or the Advisers with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisers to the extent it has deemed appropriate;

     (f) it is aware that the Underwriters and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Fund and the Advisers, and that none of the Underwriters has any obligation to disclose such interests and transactions to the Fund or the Advisers by virtue of any fiduciary, Advisory or agency relationship; and

     (g) in connection with each transaction contemplated by this Agreement and the process leading to such transactions, it waives, to the fullest extent permitted by law, any claims it may have against any of the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that none of the Underwriters shall have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or on behalf of the Fund or the Advisers.

     SECTION 17. Disclaimer of Liability of Trustees and Beneficiaries. A copy of the Agreement and Declaration of Trust of each of the Fund and the Adviser is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice hereby is given that this Underwriting Agreement is executed on behalf of the Fund and the Adviser, respectively, by an officer or Trustee of the Fund or the Adviser, as the case may be, in his or her capacity as an officer or Trustee of the Fund or the Adviser, as the case may be, and not individually and that the obligations under or arising out of this Underwriting Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and properties of the Fund or the Adviser, as the case may be.

                            [SIGNATURE PAGE FOLLOWS]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Fund and the Advisers a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Fund and the Advisers in accordance with its terms.

                                        Very truly yours,

                                        EATON VANCE TAX-MANAGED GLOBAL
                                        DIVERSIFIED EQUITY INCOME FUND


                                        By
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        EATON VANCE MANAGEMENT


                                        By
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        RAMPART INVESTMENT MANAGEMENT COMPANY,
                                        INC.


                                        By
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

CONFIRMED AND ACCEPTED, as of the
   date first above written:

WACHOVIA CAPITAL MARKETS, LLC
CITIGROUP GLOBAL MARKETS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
   INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
UBS SECURITIES LLC
A.G. EDWARDS & SONS, INC.
ROBERT W. BAIRD & CO.
BANC OF AMERICA SECURITIES LLC
BB&T CAPITAL MARKETS, A DIVISION OF
   SCOTT & STRINGFELLOW, INC.
CROWELL, WEEDON & CO.
FERRIS, BAKER WATTS, INCORPORATED
H&R BLOCK FINANCIAL ADVISORS, INC.
J.J.B. HILLIARD, W.L. LYONS, INC.
JANNEY MONTGOMERY SCOTT LLC
OPPENHEIMER & CO. INC.
RAYMOND JAMES & ASSOCIATES, INC.
RBC CAPITAL MARKETS CORPORATION
RYAN BECK & CO., INC.
SOUTHWEST SECURITIES, INC.
STIFEL, NICOLAUS & COMPANY,
   INCORPORATED
SUNTRUST CAPITAL MARKETS, INC.
WEDBUSH MORGAN SECURITIES INC.
WELLS FARGO SECURITIES, LLC

By: WACHOVIA CAPITAL MARKETS, LLC


By
   ----------------------------------
   Authorized Signatory

For themselves and as Representatives of the Underwriters named in Exhibit A hereto.

                                    EXHIBIT A

                                                                       Number of
                                                                        Initial
                     Name of Underwriter                              Securities
                     -------------------                              ----------
Wachovia Capital Markets, LLC......................................
Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated                    __________
Morgan Stanley & Co. Incorporated
UBS Securities LLC                                                    __________
A.G. Edwards & Sons, Inc.                                             __________
Robert W. Baird & Co.
Banc of America Securities LLC                                        __________
BB&T Capital Markets, a division Of Scott & Stringfellow, Inc.        __________
Crowell, Weedon & Co.                                                 __________
Ferris, Baker Watts, Incorporated                                     __________
H&R Block Financial Advisors, Inc.                                    __________
J.J.B. Hilliard, W.L. Lyons, Inc.                                     __________
Janney Montgomery Scott LLC                                           __________
Oppenheimer & Co. Inc.                                                __________
Raymond James & Associates, Inc.                                      __________
RBC Capital Markets Corporation                                       __________
Ryan Beck & Co., Inc.                                                 __________
Southwest Securities, Inc.                                            __________
Stifel, Nicolaus & Company, Incorporated                              __________
Suntrust Capital Markets, Inc.                                        __________
Wedbush Morgan Securities Inc.                                        __________
Wells Fargo Securities, LLC                                           __________
   Total                                                              __________

                                    EXHIBIT B

                         FORM OF OPINION OF FUND COUNSEL

               (a) The Fund has been duly formed and is validly existing as an unincorporated business trust under the laws of The Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Prospectus and the Prospectus, and to enter into and perform its obligations under this Agreement and the Fund Agreements; and the Fund is duly qualified to do business as a foreign trust under the laws of each jurisdiction which requires such qualification.

               (b) The Fund has full power and authority to enter into the Underwriting Agreement and the Fund Agreements; the execution and delivery of, and the performance by the Fund of its obligations under the Underwriting Agreement and the Fund Agreements have been duly and validly authorized by the Fund; the Sub-Advisory Agreement has been duly and validly authorized by the Fund; the Underwriting Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

               (c) The execution and delivery by the Fund of the Underwriting Agreement, each of the Fund Agreements and the performance by the Fund of its obligations under the Underwriting Agreement, each of the Fund Agreements, each in accordance with its terms, do not and will not (i) conflict with the Declaration of Trust or bylaws of the Fund, (ii) constitute a violation of, or a default under, any applicable contract, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or (iii) violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or cause the creation of any security interest or lien upon any of the property of the Fund pursuant to any applicable contract.

               (d) (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, and (B) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by the Fund of its obligations under the Underwriting Agreement or the Fund Agreements, for the offering, issuance, sale or delivery of the Securities hereunder, or for the consummation of any of the other transactions contemplated by the Underwriting Agreement or the Fund Agreements, in each case on the terms contemplated by the Registration Statement, the Preliminary Prospectus and the Prospectus, except such as have been already obtained and under the 1933 Act, the 1940 Act, the Rules and Regulations, the rules and regulations of the NASD and the NYSE and such as may be required under state securities laws.

               (e) No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution and delivery of the Underwriting Agreement, any of the Fund Agreements or the enforceability of any of the Fund Agreements against the Fund.

               (f) The Fund is registered with the Commission pursuant to
          Section 8 of the 1940 Act as a diversified, closed-end management investment company; and the Fund has not received any notice from the Commission with respect to the 1940 Act Notification or the Registration Statement; and the Fund's Declaration of Trust and bylaws comply in all material respects with the 1940 Act and the 1940 Act Rules and Regulations.

               (g) The Fund has an authorized, issued and outstanding capitalization as set forth in the Preliminary Prospectus and the Prospectus (without giving effect to the issuance and sale of the Securities to the Underwriters pursuant to the Underwriting Agreement) and the authorized capitalization of the Fund conforms to the description thereof contained in the Registration Statement, the Preliminary Prospectus and the Prospectus; all of the outstanding common shares of beneficial interest have been duly authorized and validly issued, and are fully paid and non-assessable; the Securities have been duly authorized by all necessary action of the Fund under Massachusetts law and, when issued to and paid for by the Underwriters in accordance with the Underwriting Agreement, will be validly issued, fully paid and non-assessable representing undivided beneficial ownership interests in the assets of the Fund; in regard to the common shares' nonassessability, it is noted that the Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, holders of such shares of beneficial interest could, under certain circumstances described in the Registration Statement, be held personally liable for obligations of the Fund; the form of certificate that may be used to evidence the common shares of beneficial interest complies in all material respects with the applicable requirements of the Fund's Declaration of Trust, the bylaws, the laws of The Commonwealth of Massachusetts and the rules of the NYSE, in each case as in effect on the date hereof.

               (h) No holders of outstanding common shares of beneficial interest are entitled as such to any preemptive or other rights to subscribe for any common shares of beneficial interest under any applicable contract, under the Fund's Declaration of Trust or the bylaws or under laws of The Commonwealth of Massachusetts.

               (i) The statements set forth under the headings "Description of Capital Structure" in the Preliminary Prospectus and the Prospectus, "Anti-Takeover Provisions in the Agreement and Declaration of Trust" and "Federal Income Tax Matters" in the Preliminary Prospectus, the Prospectus and Statement of Additional Information, insofar as such statements purport to summarize certain provisions of the 1940 Act, laws of The Commonwealth of Massachusetts, the common shares of beneficial interest or the Fund's Declaration of Trust, United States federal income tax law and regulations or legal conclusions with respect thereto, fairly and accurately summarize such provisions in all material respects.

               (j) To such counsel's knowledge there are no legal or governmental proceedings pending or threatened to which the Fund is a party that are required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus and are not so described therein, and no contract, indenture, lease, agreement or other document is required to be described in the Registration Statement, the Preliminary Prospectus or Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

               (k) Such counsel has been orally advised that the Registration Statement has become effective under the 1933 Act and, to the best knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act has been issued and no proceedings for that purpose are pending before or contemplated by the Commission. The filing of the Preliminary Prospectus or the Prospectus pursuant to Rule 497 under the Act Rules and Regulations has been made in the manner and within the time period required by Rule 497(h) of the Act Rules and Regulations.

               (l) The Registration Statement, the Preliminary Prospectus and the Prospectus and the 1940 Act Notification (in each case, other than the financial statements and schedules and any other financial or statistical information or calculations contained therein or incorporated therein by reference and other than any exhibits, schedules or appendices included or incorporated by reference therein, as to which such counsel expresses no opinion) appear on their face to be appropriately responsive in all material respects with the applicable requirements of the Act, the Act Rules and Regulations, the 1940 Act and the 1940 Act Rules and Regulations.

Nothing has come to such counsel's attention that would lead it to believe that:

          (1) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or

          (2) the Preliminary Prospectus, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of circumstances under which they were made, not misleading, or

          (3) the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and schedules and any other financial or statistical information or calculations contained therein or incorporated therein by reference and other than any exhibits, schedules or appendices included or incorporated by reference therein, as to which such counsel expresses no opinion).

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, The Commonwealth of Massachusetts, the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Fund and public officials. References to the Preliminary Prospectus or the Prospectus shall also include any supplements thereto at the Closing Date.

                                    EXHIBIT C

                      FORM OF OPINION OF ADVISER'S COUNSEL

               (a) The Adviser has been duly formed and is validly existing as an unincorporated business trust under the laws of The Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, and to enter into and perform its obligations under this Agreement, the Fund Agreements to which it is a party, the Structuring Fee Agreements and the Additional Compensation Agreements; and the Adviser is duly qualified to do business as a foreign trust and is in good standing under the laws of each jurisdiction which requires such qualification.

               (b) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act, the 1940 Act or the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Advisory Agreement, the Sub-Advisory Agreement, the Structuring Fee Agreements or the Additional Compensation Agreements and, to the best of such counsel's knowledge after reasonable inquiry, there does not exist any proceeding which should reasonably be expected to adversely affect the registration of the Adviser with the Commission;

               (c) The Adviser has full power and authority to enter into the Underwriting Agreement, the Advisory Agreement, the Administration Agreement, the Sub-Advisory Agreement, the Structuring Fee Agreements and the Additional Compensation Agreements; the execution and delivery of, and the performance by such Adviser of its obligations under the Underwriting Agreement, the Advisory Agreement, the Sub-Advisory Agreement, the Structuring Fee Agreements and the Additional Compensation Agreements have been duly executed and delivered by such Adviser constitute the valid and legally binding agreements of such Adviser, enforceable against such Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of such Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

               (d) Each of the Advisory Agreement and the Sub-Advisory Agreement complies in all material respects with all applicable provisions of the Advisers Act, the 1940 Act and the Advisers Act Rules and Regulations and the 1940 Act Rules and Regulations;

               (e) Neither the execution, delivery or performance of the Underwriting Agreement, the Advisory Agreement, the Sub-Advisory Agreement, the Structuring Fee Agreements or the Additional Compensation Agreements to which such Adviser is a party nor the consummation by such Adviser of the transactions therein contemplated
          (i) conflicts or will conflict with or constitutes or will constitute a breach of the charter or bylaws of such Adviser, (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which such Adviser is a party or by which it or any of its properties may be bound or (iii) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to such Adviser or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of such Adviser pursuant to the terms of any agreement or instrument to which such Adviser is a party or by which such Adviser may be bound or to which any of the property or assets of such Adviser is subject;

               (f) The description of the Adviser and its business in the Preliminary Prospectus and the Prospectus complies in all material respects with all requirements of the Act, the 1940 Act and the Rules and Regulations.

               (g) (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, and (B) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by such Adviser of its obligations under the Underwriting Agreement, the Advisory Agreement, the Sub-Advisory Agreement, the Structuring Fee Agreements or the Additional Compensation Agreements, except such as have been already obtained under the 1933 Act, the 1940 Act, the Rules and Regulations, the rules and regulations of the NASD and the NYSE and such as may be required under state securities laws.

               (h) To the best of such counsel's knowledge after reasonable inquiry, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Adviser is a party, or to which the property of the Adviser is subject, before or brought by any court or governmental body, domestic or foreign, which might reasonably be expected to result in any Material Adverse Effect, materially and adversely affect the properties or assets of the Adviser or materially impair or adversely affect the ability of the Adviser to function as an investment adviser or perform its obligations under the Advisory Agreement or the Sub-Advisory Agreement, or which is required to be disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus but are not disclosed as required;

               (i) To the best of such counsel's knowledge, after reasonable inquiry, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, or to be filed as exhibits thereto, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all respects; and

               (j) To the best of such counsel's knowledge, after reasonable inquiry, the Adviser has all material permits, licenses, franchises and authorizations of governmental or regulatory authorities as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto), and to perform its obligations under the Advisory Agreement and the Sub-Advisory Agreement.

          Nothing has come to such counsel's attention that would lead it to believe that:

          (1) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or

          (2) the Preliminary Prospectus, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading, or

          (3) the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and schedules and any other financial or statistical information or calculations contained therein or incorporated therein by reference and other than any exhibits, schedules or appendices included or incorporated by reference therein, as to which such counsel expresses no opinion).

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York and The Commonwealth of Massachusetts, the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Fund and public officials. References to the Preliminary Prospectus and the Prospectus shall also include any supplements thereto at the Closing Date.

                                    EXHIBIT D

                     FORM OF OPINION OF SUBADVISER'S COUNSEL

               (a) The Subadviser is duly incorporated and validly existing in good standing as a corporation under the laws of The Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus. The Subadviser is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register and qualify does not have a material adverse effect on the ability of the Subadvisor to perform its obligations under the Underwriting Agreement and the Sub-Advisory Agreement;

               (b) The Subadviser is duly registered with the Commission as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act, the 1940 Act or the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Underwriting Agreement, the Sub-Advisory Agreement; and, to the best of such counsel's knowledge after reasonable inquiry, there does not exist any proceeding which should reasonably be expected to adversely affect the registration of the Subadviser with the Commission;

               (c) The Subadviser has corporate power and authority to enter into the Underwriting Agreement and the Sub-Advisory Agreement, and the Underwriting Agreement and the Sub-Advisory Agreement have been duly authorized, executed and delivered by the Subadviser, and each of the Underwriting Agreement and the Sub-Advisory Agreement is a valid and legally binding agreement of the Subadviser, enforceable against the Subadviser in accordance with its terms except as rights to indemnity and contribution in the Underwriting Agreement or the Sub-Advisory Agreement may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Subadviser's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general principles of equity (whether enforcement is considered in a proceeding in equity or at law);

               (d) The Sub-Advisory Agreement to which the Subadviser is a party complies in all material respects with all applicable provisions of the Advisers Act, the 1940 Act and the Advisers Act Rules and Regulations and the 1940 Act Rules and Regulations.

               (e) Neither the execution, delivery or performance of the Underwriting Agreement or the Sub-Advisory Agreement nor the consummation by the Subadviser of the transactions therein contemplated (i) conflicts with or will conflict with or constitutes or will constitute a breach of the charter or bylaws of the Subadviser, (ii) conflicts with or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which such Subadviser is a party or by which it or any of its properties may be bound or (iii) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to such Subadviser or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of such Subadviser pursuant to the terms of any agreement or instrument to which such Subadviser is a party or by which such Subadviser may be bound or to which any of the property or assets of such Subadviser is subject;

               (f) The description of the Subadviser and its business in the Preliminary Prospectus and the Prospectus complies in all material respects with all requirements of the Act, the 1940 Act and the Rules and Regulations.

               (g) (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, and (B) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by such Subadviser of its obligations under the Underwriting Agreement or the Sub-Advisory Agreement, except such as have been already obtained under the 1933 Act, the 1940 Act, the Rules and Regulations, the rules and regulations of the NASD and the NYSE and such as may be required under state securities laws.

               (h) To the best of such counsel's knowledge after reasonable inquiry, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Subadviser is a party, or to which the property of the Subadviser is subject, before or brought by any court or governmental body, domestic or foreign, which might reasonably be expected to result in any Material Adverse Effect, materially and adversely affect the properties or assets of the Subadviser or materially impair or adversely affect the ability of the Subadviser to function as an investment adviser or perform its obligations under the Sub-Advisory Agreement, or which is required to be disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus but are not disclosed as required;

               (i) To the best of such counsel's knowledge, after reasonable inquiry, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments relating to the Subadviser required to be described or referred to in the Registration Statement, or to be filed as exhibits thereto, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all respects; and perform its obligations under the Sub-Advisory Agreement.

               (j) To the best of such counsel's knowledge, after reasonable inquiry, the Subadviser has all material permits, licenses, franchises and authorizations of governmental or regulatory authorities as are necessary to own its properties and to conduct its business in the manner described in the Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto), and to perform its obligations under the Sub-Advisory Agreement.

Nothing has come to such counsel's attention that would lead it to believe that:

          (1) the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or

          (2) the Preliminary Prospectus, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading, or

          (3) the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and schedules and any other financial or statistical information or calculations contained therein or incorporated therein by reference and other than any exhibits, schedules or appendices included or incorporated by reference therein, as to which such counsel expresses no opinion).

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York and The Commonwealth of Massachusetts, the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Fund and public officials. References to the Preliminary Prospectus and the Prospectus shall also include any supplements thereto at the Closing Date.

                                    EXHIBIT E

                            PRICE-RELATED INFORMATION

          EATON VANCE TAX-MANAGED GLOBAL DIVERSIFIED EQUITY INCOME FUND

Public offering price: $20.00 per share

Underwriting discounts and commissions: $_______ per share

Proceeds, before expenses to the Fund: $_______ per share

Shares offered:

Over-allotment option:


                                       E-1